Income Tax (Details) - Schedule of Composition ₪ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2023 ILS (₪)	Dec. 31, 2022 ILS (₪)
Schedule of Composition [Abstract]
Net operating losses carried forward	$ 13,744	$ 10,296
Intangibles, fixed asset and right-of-use assets	(36,021)	(39,307)
Lease liability	767	(166)
Differences in measurement basis (cash basis for tax purposes)	377	2,213
Other	8,783	9,526
Total	$ (12,350)	$ (17,438)	₪ (14,695)	₪ (15,260)